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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 7, 2002 Date of Report

NORTHWESTERN CORPORATION (Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)
0-692 (Commission File No.)	46-0172280 (IRS Employer Identification Number)

125 South Dakota Avenue, Suite 1100 Sioux Falls, South Dakota 57104 (Address of Principal Executive Offices)

(605) 978-2908 (Registrant's Telephone Number, Including Area Code)

Item 5. OTHER EVENTS

        On November 7, 2002, NorthWestern Corporation (the "Company") issued a press release discussing third quarter 2002 results. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

        On November 7, 2002, the Company also issued a press release announcing that Lionel W. Nowell III resigned as a director of the Company due to personal reasons. The press release is included as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)
Exhibits

Exhibit Number	Description
99.1	Press Release of NorthWestern Corporation, dated November 7, 2002
99.2	Press Release of NorthWestern Corporation, dated November 7, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2002
NORTHWESTERN CORPORATION
By:
/s/ KIPP D. ORME Kipp D. Orme Vice President—Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of NorthWestern Corporation, dated November 7, 2002
99.2	Press Release of NorthWestern Corporation, dated November 7, 2002

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SIGNATURES
EXHIBIT INDEX